Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of International Isotopes Inc. (the “Company”) on Form 10-K for the period ended December 31, 2012, as filed with the Securities and Exchange Commission (the “Form 10-K”), I, Laurie McKenzie-Carter, Chief Financial Officer of the Company, certify, in my capacity as such, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)

The Form 10-K of the Company for the year ended December 31, 2012 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m or 78o(d)); and

(2)

The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 28, 2013	/s/ Laurie McKenzie-Carter
Laurie McKenzie-Carter
Chief Financial Officer